Second Quarter 2017

Statistical Supplement

unum GROUP®

Unum Group
Statistical Supplement Second Quarter 2017

 TABLE OF CONTENTS
(in millions of dollars, except share data and where noted)
Interim Results are Unaudited

Page
Financial Highlights	1
Capital Metrics	2
Ratings	3
Consolidated Statements of Income	4
Sales Data by Segment	5
Consolidated Balance Sheets	6
Financial Results by Segment	7
Quarterly Historical Financial Results by Segment	8
Financial Results and Selected Statistics by Segment
Unum US	9
Unum UK	10
Colonial Life	11
Closed Block	12
Corporate	13
Reserves	14
Investments	15
Appendix to Statistical Supplement	16

See "Appendix to Statistical Supplement" on page 16 for a summary of significant items and page 16.1 for a reconciliation of our non-GAAP financial measures.

N.M. = not a meaningful percentage

Unum Group Financial Highlights

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2017	6/30/2016	6/30/2017	6/30/2016	12/31/2016	12/31/2015
Consolidated U.S. GAAP Results[1]

Premium Income	$2,142.2	$2,081.6	$4,285.1	$4,169.1	$8,357.7	$8,082.4

Operating Revenue	$2,813.9	$2,756.0	$5,609.4	$5,501.9	$11,022.3	$10,775.1
Net Realized Investment Gain (Loss)	8.1	5.3	19.1	(15.2)	24.2	(43.8)

Revenue	$2,822.0	$2,761.3	$5,628.5	$5,486.7	$11,046.5	$10,731.3

Net Income	$245.1	$236.8	$475.0	$447.4	$931.4	$867.1
Net Income Per Common Share:
Basic	$1.08	$1.00	$2.08	$1.88	$3.96	$3.51
Assuming Dilution	$1.07	$1.00	$2.07	$1.87	$3.95	$3.50

Assets			$63,381.6	$63,853.1	$61,941.5	$60,563.6
Stockholders' Equity			$9,316.6	$9,157.0	$8,968.0	$8,663.9

Operating Return on Equity[2]
Unum US	15.9%	15.1%	15.6%	14.7%	15.0%	13.3%
Unum UK	15.5%	20.9%	15.5%	19.6%	18.6%	18.0%
Colonial Life	17.3%	17.4%	17.4%	17.6%	17.4%	16.6%
Core Operating Segments	16.1%	16.2%	16.0%	15.8%	15.9%	14.5%
Consolidated	11.5%	11.5%	11.4%	11.3%	11.2%	11.2%

Traditional U.S. Life Insurance Companies' Statutory Results[3]
Net Gain from Operations, After Tax	$225.2	$228.4	$405.3	$412.5	$884.6	$689.2
Net Realized Investment Gain (Loss), After Tax	(1.0)	3.8	(0.6)	(13.7)	(29.5)	(35.5)

Net Income	$224.2	$232.2	$404.7	$398.8	$855.1	$653.7

Capital and Surplus			$3,609.5	$3,495.0	$3,626.9	$3,470.3

Weighted Average Risk-based Capital Ratio			>395%	~390%	~ 400%	~ 400%

1 Generally Accepted Accounting Principles
2 We previously excluded the amortization of prior period actuarial gains or losses, a component of the net periodic benefit cost for our pension and other postretirement benefit plans. Effective January 1, 2017, the amortization of prior period actuarial gains or losses is now reported in our Corporate segment.  Amounts for periods prior to January, 1, 2017 have been adjusted to conform to current year reporting. See page 13.
3 Our traditional U.S. life insurance companies are Provident Life and Accident Insurance Company, Unum Life Insurance Company of America, The Paul Revere Life Insurance Company, Colonial Life & Accident Insurance Company, Provident Life and Casualty Insurance Company, First Unum Life Insurance Company, Unum Insurance Company, and Starmount Life Insurance Company.

Unum Group Capital Metrics

	6/30/2017		6/30/2016		12/31/2016		12/31/2015
	(in millions)	per share	(in millions)	per share	(in millions)	per share	(in millions)	per share
Total Stockholders' Equity (Book Value)	$9,316.6	$41.21	$9,157.0	$38.96	$8,968.0	$39.02	$8,663.9	$35.96
Excluding:
Net Unrealized Gain on Securities	558.2	2.47	661.1	2.81	440.6	1.92	204.3	0.84
Net Gain on Cash Flow Hedges	304.5	1.35	343.6	1.46	327.5	1.42	378.0	1.57
Subtotal	8,453.9	37.39	8,152.3	34.69	8,199.9	35.68	8,081.6	33.55
Excluding:
Foreign Currency Translation Adjustment	(297.1)	(1.31)	(279.4)	(1.19)	(354.0)	(1.54)	(173.6)	(0.72)
Subtotal	8,751.0	38.70	8,431.7	35.88	8,553.9	37.22	8,255.2	34.27
Excluding:
Unrecognized Pension and Postretirement Benefit Costs	(460.7)	(2.04)	(385.5)	(1.64)	(465.1)	(2.02)	(392.6)	(1.63)
Total Stockholders' Equity, Excluding Accumulated Other Comprehensive Income (Loss)	$9,211.7	$40.74	$8,817.2	$37.52	$9,019.0	$39.24	$8,647.8	$35.90

Dividends Paid	$92.3	$0.40	$89.4	$0.37	$182.6	$0.77	$174.2	$0.70

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2017	6/30/2016	6/30/2017	6/30/2016	12/31/2016	12/31/2015
Shares Repurchased (millions)	2.2	2.8	4.3	6.5	11.9	12.3
Cost of Shares Repurchased (millions)(1)	$100.1	$100.1	$200.1	$200.1	$403.3	$426.7
Price (UNM closing price on last trading day of period)			$46.57	$31.79	$43.93	$33.29

Leverage Ratio			26.6%	29.8%	27.2%	25.5%

Holding Company Cash and Marketable Securities(2)			$757	$600	$594	$475

(1) Includes commissions of $0.1 million for the three and six month periods ended June 30, 2017 and 2016, and $0.2 million and $0.3 million for the years ended December 31, 2016 and 2015, respectively.
(2) Excludes amounts committed for subsidiary contributions.

Unum Group Ratings

	AM Best	Fitch	Moody's	S&P
Outlook	Stable	Stable	Stable	Stable

Issuer Credit Ratings	bbb	BBB	Baa2	BBB

Financial Strength Ratings
Provident Life and Accident Insurance Company	A	A	A2	A
Unum Life Insurance Company of America	A	A	A2	A
Colonial Life & Accident Insurance Company	A	A	A2	A
The Paul Revere Life Insurance Company	A	A	A2	A
Starmount Life Insurance Company	A-	NR	NR	NR
Unum Insurance Company	A-	A	A2	NR
Unum Limited	NR	NR	NR	A-

NR = not rated

Unum Group Consolidated Statements of Income

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2017	6/30/2016	6/30/2017	6/30/2016	12/31/2016	12/31/2015
Revenue
Premium Income	$2,142.2	$2,081.6	$4,285.1	$4,169.1	$8,357.7	$8,082.4
Net Investment Income	620.5	623.3	1,222.9	1,229.7	2,459.0	2,481.2
Net Realized Investment Gain (Loss)	8.1	5.3	19.1	(15.2)	24.2	(43.8)
Other Income	51.2	51.1	101.4	103.1	205.6	211.5
Total Revenue	2,822.0	2,761.3	5,628.5	5,486.7	11,046.5	10,731.3

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	1,752.0	1,733.5	3,501.0	3,463.3	6,941.8	6,782.8
Commissions	261.3	255.0	531.5	514.9	1,026.7	996.3
Interest and Debt Expense - Non-recourse Debt	1.7	1.7	3.4	3.4	6.9	6.6
Interest and Debt Expense - All Other Debt	38.2	40.7	76.3	77.6	159.1	146.2
Deferral of Acquisition Costs	(153.2)	(146.7)	(315.3)	(299.2)	(592.4)	(569.7)
Amortization of Deferred Acquisition Costs	138.3	126.2	279.8	258.4	493.0	482.3
Other Expenses	422.1	410.7	859.9	823.9	1,663.7	1,648.5
Total Benefits and Expenses	2,460.4	2,421.1	4,936.6	4,842.3	9,698.8	9,493.0

Income Before Income Tax	361.6	340.2	691.9	644.4	1,347.7	1,238.3
Income Tax Expense	116.5	103.4	216.9	197.0	416.3	371.2

Net Income	$245.1	$236.8	$475.0	$447.4	$931.4	$867.1

Average Weighted Shares Outstanding
Basic	227.5	236.9	228.4	238.3	235.4	247.0
Assuming Dilution	228.2	237.3	229.3	238.6	236.0	247.9

Actual Number of Shares Outstanding			226.1	235.0	229.8	240.9

Unum Group Sales Data for Unum US Segment

	Three Months Ended			Six Months Ended			Year Ended
	6/30/2017	6/30/2016	% Change	6/30/2017	6/30/2016	% Change	12/31/2016	12/31/2015
Sales by Product
Group Disability and Group Life and AD&D
Group Long-term Disability	$47.5	$48.3	(1.7)%	$83.5	$85.8	(2.7)%	$217.8	$239.7
Group Short-term Disability	27.4	24.9	10.0	44.3	41.1	7.8	114.6	119.7
Group Life and AD&D	59.5	55.3	7.6	96.7	96.1	0.6	270.1	250.1
Subtotal	134.4	128.5	4.6	224.5	223.0	0.7	602.5	609.5
Supplemental and Voluntary
Individual Disability	13.6	14.6	(6.8)	29.8	31.3	(4.8)	65.1	67.5
Voluntary Benefits	49.6	44.8	10.7	196.9	170.7	15.3	261.7	262.6
Dental and Vision	10.4	—	—	20.3	—	—	14.5	—
Subtotal	73.6	59.4	23.9	247.0	202.0	22.3	341.3	330.1
Total Sales	$208.0	$187.9	10.7	$471.5	$425.0	10.9	$943.8	$939.6

Sales by Market Sector
Group Disability and Group Life and AD&D
Core Market (< 2,000 employees)	$90.3	$85.4	5.7%	$146.6	$143.6	2.1%	$378.1	$405.4
Large Case Market	44.1	43.1	2.3	77.9	79.4	(1.9)	224.4	204.1
Subtotal	134.4	128.5	4.6	224.5	223.0	0.7	602.5	609.5
Supplemental and Voluntary	73.6	59.4	23.9	247.0	202.0	22.3	341.3	330.1
Total Sales	$208.0	$187.9	10.7	$471.5	$425.0	10.9	$943.8	$939.6

Unum Group Sales Data for Unum UK Segment

	Three Months Ended			Six Months Ended			Year Ended
(in millions of dollars)	6/30/2017	6/30/2016	% Change	6/30/2017	6/30/2016	% Change	12/31/2016	12/31/2015
Sales by Product
Group Long-term Disability	$11.5	$14.6	(21.2)%	$25.0	$24.8	0.8%	$50.2	$53.4
Group Life	6.0	5.4	11.1	9.9	10.1	(2.0)	23.8	25.7
Supplemental	7.7	3.0	156.7	10.0	6.5	53.8	10.5	5.0
Total Sales	$25.2	$23.0	9.6	$44.9	$41.4	8.5	$84.5	$84.1

Sales by Market Sector
Group Long-term Disability and Group Life
Core Market (< 500 employees)	$9.1	$11.3	(19.5)%	$15.5	$19.7	(21.3)%	$42.0	$44.3
Large Case Market	8.4	8.7	(3.4)	19.4	15.2	27.6	32.0	34.8
Subtotal	17.5	20.0	(12.5)	34.9	34.9	—	74.0	79.1
Supplemental	7.7	3.0	156.7	10.0	6.5	53.8	10.5	5.0
Total Sales	$25.2	$23.0	9.6	$44.9	$41.4	8.5	$84.5	$84.1

(in millions of pounds)
Sales by Product
Group Long-term Disability	£9.0	£10.2	(11.8)%	£19.9	£17.3	15.0%	£37.2	£35.0
Group Life	4.7	3.8	23.7	7.8	7.0	11.4	17.8	16.8
Supplemental	6.1	2.0	N.M.	8.0	4.5	77.8	7.7	3.3
Total Sales	£19.8	£16.0	23.8	£35.7	£28.8	24.0	£62.7	£55.1

Sales by Market Sector
Group Long-term Disability and Group Life
Core Market (< 500 employees)	£7.0	£7.8	(10.3)%	£12.2	£13.7	(10.9)%	£31.2	£29.0
Large Case Market	6.7	6.2	8.1	15.5	10.6	46.2	23.8	22.8
Subtotal	13.7	14.0	(2.1)	27.7	24.3	14.0	55.0	51.8
Supplemental	6.1	2.0	N.M.	8.0	4.5	77.8	7.7	3.3
Total Sales	£19.8	£16.0	23.8	£35.7	£28.8	24.0	£62.7	£55.1

5. 1

Unum Group Sales Data for Colonial Life Segment

	Three Months Ended			Six Months Ended			Year Ended
	6/30/2017	6/30/2016	% Change	6/30/2017	6/30/2016	% Change	12/31/2016	12/31/2015
Sales by Product
Accident, Sickness, and Disability	$73.6	$70.1	5.0%	$135.1	$128.4	5.2%	$310.6	$276.1
Life	24.9	21.7	14.7	45.8	38.7	18.3	94.0	85.6
Cancer and Critical Illness	18.1	16.7	8.4	32.1	31.3	2.6	79.0	76.8
Total Sales	$116.6	$108.5	7.5	$213.0	$198.4	7.4	$483.6	$438.5

Sales by Market Sector
Commercial
Core Market (< 1,000 employees)	$80.6	$71.3	13.0%	$150.8	$133.3	13.1%	$309.0	$290.8
Large Case Market	11.5	12.1	(5.0)	19.7	22.3	(11.7)	59.8	54.2
Subtotal	92.1	83.4	10.4	170.5	155.6	9.6	368.8	345.0
Public Sector	24.5	25.1	(2.4)	42.5	42.8	(0.7)	114.8	93.5
Total Sales	$116.6	$108.5	7.5	$213.0	$198.4	7.4	$483.6	$438.5

5. 2

Unum Group Consolidated Balance Sheets

	June 30	December 31
	2017	2016
Assets
Investments
Fixed Maturity Securities	$45,118.6	$44,217.3
Mortgage Loans	2,081.2	2,038.9
Policy Loans	3,409.8	3,463.2
Other Long-term Investments	661.3	631.5
Short-term Investments	1,120.8	780.0
Total Investments	52,391.7	51,130.9

Other Assets
Cash and Bank Deposits	117.0	100.4
Accounts and Premiums Receivable	1,629.1	1,610.8
Reinsurance Recoverable	4,850.6	4,858.9
Accrued Investment Income	808.6	693.3
Deferred Acquisition Costs	2,123.9	2,094.2
Goodwill	337.1	335.1
Property and Equipment	497.1	500.6
Other Assets	626.5	617.3
Total Assets	$63,381.6	$61,941.5

Liabilities
Policy and Contract Benefits	$1,552.5	$1,507.9
Reserves for Future Policy and Contract Benefits	45,136.1	44,245.9
Unearned Premiums	456.9	363.7
Other Policyholders’ Funds	1,627.5	1,623.8
Income Tax Payable	3.5	20.6
Deferred Income Tax	247.3	130.3
Long-term Debt - Non-recourse	225.5	255.0
Long-term Debt - All Other	2,742.9	2,744.4
Payables for Collateral on Investments	404.8	406.0
Other Liabilities	1,668.0	1,675.9
Total Liabilities	54,065.0	52,973.5

Stockholders’ Equity
Common Stock	30.4	30.4
Additional Paid-in Capital	2,282.9	2,272.8
Accumulated Other Comprehensive Income (Loss)	104.9	(51.0)
Retained Earnings	9,126.7	8,744.0
Treasury Stock	(2,228.3)	(2,028.2)
Total Stockholders’ Equity	9,316.6	8,968.0
Total Liabilities and Stockholders’ Equity	$63,381.6	$61,941.5

Unum Group Deferred Acquisition Costs by Segment

	Unum US	Unum UK	Colonial Life	Consolidated
Balances at December 31, 2015	$1,136.4	$27.1	$845.0	$2,008.5
Capitalization	314.1	8.2	270.1	592.4
Amortization	(275.2)	(9.7)	(208.1)	(493.0)
Adjustment Related to Unrealized Investment Gains and Losses	1.2	—	(10.7)	(9.5)
Foreign Currency	—	(4.2)	—	(4.2)
Balances at December 31, 2016	1,176.5	21.4	896.3	2,094.2
Capitalization	165.8	3.8	145.7	315.3
Amortization	(163.1)	(4.5)	(112.2)	(279.8)
Adjustment Related to Unrealized Investment Gains and Losses	(0.3)	—	(6.7)	(7.0)
Foreign Currency	—	1.2	—	1.2
Balances at June 30, 2017	$1,178.9	$21.9	$923.1	$2,123.9

6. 1

Unum Group Balance Sheets by Segment - June 30, 2017

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum UK	Colonial Life	Closed Block	Corporate	Consolidated
Assets
Investments	$8,713.3	$2,305.8	$4,614.7	$15,633.8	$3,041.2	$2,879.5	$28,521.7	$2,315.5	$52,391.7
Deferred Acquisition Costs	93.3	75.5	1,010.1	1,178.9	21.9	923.1	—	—	2,123.9
Goodwill	—	—	271.1	271.1	38.3	27.7	—	—	337.1
All Other	528.6	190.0	430.4	1,149.0	256.7	209.5	5,944.9	968.8	8,528.9
Total Assets	$9,335.2	$2,571.3	$6,326.3	$18,232.8	$3,358.1	$4,039.8	$34,466.6	$3,284.3	$63,381.6

Liabilities
Reserves and Policyholder Benefits	$7,511.1	$1,718.1	$3,974.5	$13,203.7	$2,579.8	$2,407.4	$30,582.1	$—	$48,773.0
Debt	—	—	—	—	—	—	225.5	2,742.9	2,968.4
All Other	280.2	52.4	438.0	770.6	88.5	291.6	(22.9)	1,195.8	2,323.6
Total Liabilities	7,791.3	1,770.5	4,412.5	13,974.3	2,668.3	2,699.0	30,784.7	3,938.7	54,065.0

Allocated Stockholders' Equity
Other Allocated Stockholders' Equity	1,529.9	771.8	1,786.1	4,087.8	606.1	1,239.4	3,217.4	(696.8)	8,453.9
Net Unrealized Gain on Securities and Net Gain on Cash Flow Hedges	14.0	29.0	127.7	170.7	83.7	101.4	464.5	42.4	862.7
Total Allocated Stockholders' Equity	1,543.9	800.8	1,913.8	4,258.5	689.8	1,340.8	3,681.9	(654.4)	9,316.6

Total Liabilities and Allocated Stockholders' Equity	$9,335.2	$2,571.3	$6,326.3	$18,232.8	$3,358.1	$4,039.8	$34,466.6	$3,284.3	$63,381.6

Allocated stockholders' equity is determined on the basis of an internal allocation formula that reflects the volume and risk components of the business and aligns with our target capital levels for regulatory and rating agency purposes. We modify this formula periodically to recognize changes in the views of capital requirements.

6. 2

Unum Group Balance Sheets by Segment - December 31, 2016

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum UK	Colonial Life	Closed Block	Corporate	Consolidated
Assets
Investments	$8,763.7	$2,327.1	$4,488.9	$15,579.7	$2,856.9	$2,787.4	$27,894.5	$2,012.4	$51,130.9
Deferred Acquisition Costs	89.8	73.4	1,013.3	1,176.5	21.4	896.3	—	—	2,094.2
Goodwill	—	—	271.1	271.1	36.3	27.7	—	—	335.1
All Other	445.4	144.0	419.9	1,009.3	186.8	211.8	5,839.8	1,133.6	8,381.3
Total Assets	$9,298.9	$2,544.5	$6,193.2	$18,036.6	$3,101.4	$3,923.2	$33,734.3	$3,146.0	$61,941.5

Liabilities
Reserves and Policyholder Benefits	$7,495.6	$1,690.4	$3,872.2	$13,058.2	$2,365.4	$2,341.7	$29,976.0	$—	$47,741.3
Debt	—	—	—	—	—	—	255.0	2,744.4	2,999.4
All Other	272.7	58.1	429.5	760.3	72.0	270.8	(105.5)	1,235.2	2,232.8
Total Liabilities	7,768.3	1,748.5	4,301.7	13,818.5	2,437.4	2,612.5	30,125.5	3,979.6	52,973.5

Allocated Stockholders' Equity
Other Allocated Stockholders' Equity	1,511.1	766.9	1,790.2	4,068.2	571.3	1,227.0	3,173.9	(840.5)	8,199.9
Net Unrealized Gain on Securities and Net Gain on Cash Flow Hedges	19.5	29.1	101.3	149.9	92.7	83.7	434.9	6.9	768.1
Total Allocated Stockholders' Equity	1,530.6	796.0	1,891.5	4,218.1	664.0	1,310.7	3,608.8	(833.6)	8,968.0

Total Liabilities and Allocated Stockholders' Equity	$9,298.9	$2,544.5	$6,193.2	$18,036.6	$3,101.4	$3,923.2	$33,734.3	$3,146.0	$61,941.5

6. 3

Unum Group Financial Results by Segment

We measure and analyze our segment performance on the basis of "operating revenue" and "operating income" or "operating loss", which differ from total revenue and income before income tax as presented in our consolidated statements of income due to the exclusion of net realized investment gains and losses and certain other items as specified in the following pages. These performance measures are in accordance with GAAP guidance for segment reporting, but they should not be viewed as a substitute for total revenue, income before income tax, or net income.  We previously excluded the amortization of prior period actuarial gains or losses, a component of the net periodic benefit cost for our pension and other postretirement benefit plans. Effective January 1, 2017, the amortization of prior period actuarial gains or losses is now reported in our Corporate segment as a component of "benefits and expenses" and the tax thereon is reported in "income tax" in the following charts.  Amounts for periods prior to January, 1, 2017 have been adjusted to conform to current year reporting.

	Three Months Ended			Six Months Ended
	6/30/2017	6/30/2016	% Change	6/30/2017	6/30/2016	% Change
Premium Income
Unum US	$1,357.7	$1,299.4	4.5%	$2,718.1	$2,600.7	4.5%
Unum UK	126.8	140.8	(9.9)	248.1	280.1	(11.4)
Colonial Life	376.3	351.4	7.1	750.6	702.6	6.8
Closed Block	281.4	290.0	(3.0)	568.3	585.7	(3.0)
	2,142.2	2,081.6	2.9	4,285.1	4,169.1	2.8
Net Investment Income
Unum US	205.6	207.7	(1.0)	408.1	415.1	(1.7)
Unum UK	33.2	34.0	(2.4)	59.8	60.8	(1.6)
Colonial Life	36.7	35.6	3.1	71.8	69.6	3.2
Closed Block	340.0	341.1	(0.3)	675.3	674.5	0.1
Corporate	5.0	4.9	2.0	7.9	9.7	(18.6)
	620.5	623.3	(0.4)	1,222.9	1,229.7	(0.6)
Other Income
Unum US	30.1	27.9	7.9	58.8	56.9	3.3
Unum UK	—	0.2	(100.0)	—	0.2	(100.0)
Colonial Life	0.2	0.3	(33.3)	0.5	0.6	(16.7)
Closed Block	20.2	21.4	(5.6)	41.0	43.8	(6.4)
Corporate	0.7	1.3	(46.2)	1.1	1.6	(31.3)
	51.2	51.1	0.2	101.4	103.1	(1.6)
Total Operating Revenue
Unum US	1,593.4	1,535.0	3.8	3,185.0	3,072.7	3.7
Unum UK	160.0	175.0	(8.6)	307.9	341.1	(9.7)
Colonial Life	413.2	387.3	6.7	822.9	772.8	6.5
Closed Block	641.6	652.5	(1.7)	1,284.6	1,304.0	(1.5)
Corporate	5.7	6.2	(8.1)	9.0	11.3	(20.4)
	$2,813.9	$2,756.0	2.1	$5,609.4	$5,501.9	2.0

Unum Group Financial Results by Segment - Continued

	Three Months Ended			Six Months Ended
	6/30/2017	6/30/2016	% Change	6/30/2017	6/30/2016	% Change
Benefits and Expenses
Unum US	$1,345.6	$1,307.8	2.9%	$2,698.1	$2,629.6	2.6%
Unum UK	131.1	138.1	(5.1)	252.4	270.6	(6.7)
Colonial Life	331.4	309.4	7.1	658.7	617.5	6.7
Closed Block	609.0	619.9	(1.8)	1,220.4	1,237.7	(1.4)
Corporate	43.3	45.9	(5.7)	107.0	86.9	23.1
	2,460.4	2,421.1	1.6	4,936.6	4,842.3	1.9
Income (Loss) Before Income Tax, Net Realized Investment Gain (Loss), and Loss from Guaranty Fund Assessment
Unum US	247.8	227.2	9.1	486.9	443.1	9.9
Unum UK	28.9	36.9	(21.7)	55.5	70.5	(21.3)
Colonial Life	81.8	77.9	5.0	164.2	155.3	5.7
Closed Block	32.6	32.6	—	64.2	66.3	(3.2)
Corporate	(37.6)	(39.7)	5.3	(77.4)	(75.6)	2.4
	353.5	334.9	5.6	693.4	659.6	5.1
Income Tax Expense	113.1	101.9	11.0	216.9	202.4	7.2

Income Before Net Realized Investment Gain (Loss) and Loss from Guaranty Fund Assessment, Net of Tax	240.4	233.0	3.2	476.5	457.2	4.2

Net Realized Investment Gain (Loss) (net of tax expense (benefit) of $3.4; $1.5; $7.2; $(5.4))	4.7	3.8	(23.7)	11.9	(9.8)	N.M.
Loss from Guaranty Fund Assessment (net of tax benefit of $-; $-; $7.2; $-)	—	—	—	(13.4)	—	N.M.

Net Income	$245.1	$236.8	3.5	$475.0	$447.4	6.2

7. 1

Unum Group Quarterly Historical Financial Results by Segment

	6/30/17	3/31/17	12/31/16	9/30/16	6/30/16	3/31/16	12/31/15	9/30/15	6/30/15
Premium Income
Unum US	$1,357.7	$1,360.4	$1,325.2	$1,315.0	$1,299.4	$1,301.3	$1,251.6	$1,241.8	$1,236.4
Unum UK	126.8	121.3	121.9	127.3	140.8	139.3	150.4	144.6	142.2
Colonial Life	376.3	374.3	360.4	354.1	351.4	351.2	337.4	333.1	335.9
Closed Block	281.4	286.9	291.7	293.0	290.0	295.7	298.4	301.3	303.0
	2,142.2	2,142.9	2,099.2	2,089.4	2,081.6	2,087.5	2,037.8	2,020.8	2,017.5
Net Investment Income
Unum US	205.6	202.5	206.3	207.3	207.7	207.4	220.3	214.3	215.7
Unum UK	33.2	26.6	28.8	28.5	34.0	26.8	34.8	28.0	38.6
Colonial Life	36.7	35.1	35.8	36.1	35.6	34.0	35.6	35.9	36.9
Closed Block	340.0	335.3	343.6	334.1	341.1	333.4	340.4	327.5	331.7
Corporate	5.0	2.9	3.4	5.4	4.9	4.8	5.3	6.4	7.8
	620.5	602.4	617.9	611.4	623.3	606.4	636.4	612.1	630.7
Other Income
Unum US	30.1	28.7	27.7	28.7	27.9	29.0	28.8	28.1	31.4
Unum UK	—	—	—	—	0.2	—	—	—	—
Colonial Life	0.2	0.3	0.2	0.4	0.3	0.3	—	0.1	—
Closed Block	20.2	20.8	20.7	21.5	21.4	22.4	21.8	21.5	22.8
Corporate	0.7	0.4	2.4	0.9	1.3	0.3	0.3	1.8	0.5
	51.2	50.2	51.0	51.5	51.1	52.0	50.9	51.5	54.7
Total Operating Revenue
Unum US	1,593.4	1,591.6	1,559.2	1,551.0	1,535.0	1,537.7	1,500.7	1,484.2	1,483.5
Unum UK	160.0	147.9	150.7	155.8	175.0	166.1	185.2	172.6	180.8
Colonial Life	413.2	409.7	396.4	390.6	387.3	385.5	373.0	369.1	372.8
Closed Block	641.6	643.0	656.0	648.6	652.5	651.5	660.6	650.3	657.5
Corporate	5.7	3.3	5.8	6.3	6.2	5.1	5.6	8.2	8.3
	$2,813.9	$2,795.5	$2,768.1	$2,752.3	$2,756.0	$2,745.9	$2,725.1	$2,684.4	$2,702.9

Unum Group Quarterly Historical Financial Results by Segment - Continued

	6/30/17	3/31/17	12/31/16	9/30/16	6/30/16	3/31/16	12/31/15	9/30/15	6/30/15
Benefits and Expenses
Unum US	$1,345.6	$1,352.5	$1,319.1	$1,320.0	$1,307.8	$1,321.8	$1,286.5	$1,265.5	$1,280.7
Unum UK	131.1	121.3	120.8	127.6	138.1	132.5	148.2	139.9	142.5
Colonial Life	331.4	327.3	316.5	311.6	309.4	308.1	295.4	292.8	295.2
Closed Block	609.0	611.4	621.4	620.0	619.9	617.8	632.5	622.6	620.9
Corporate	43.3	63.7	47.5	52.0	45.9	41.0	43.2	38.1	44.6
	2,460.4	2,476.2	2,425.3	2,431.2	2,421.1	2,421.2	2,405.8	2,358.9	2,383.9
Income (Loss) Before Income Tax, Net Realized Investment Gain (Loss), and Loss from Guaranty Fund Assessment
Unum US	247.8	239.1	240.1	231.0	227.2	215.9	214.2	218.7	202.8
Unum UK	28.9	26.6	29.9	28.2	36.9	33.6	37.0	32.7	38.3
Colonial Life	81.8	82.4	79.9	79.0	77.9	77.4	77.6	76.3	77.6
Closed Block	32.6	31.6	34.6	28.6	32.6	33.7	28.1	27.7	36.6
Corporate	(37.6)	(39.8)	(41.7)	(45.7)	(39.7)	(35.9)	(37.6)	(29.9)	(36.3)
	353.5	339.9	342.8	321.1	334.9	324.7	319.3	325.5	319.0
Income Tax Expense	113.1	103.8	113.1	92.4	101.9	100.5	90.7	104.4	98.4

Income Before Net Realized Investment Gain (Loss) and Loss from Guaranty Fund Assessment, Net of Tax	240.4	236.1	229.7	228.7	233.0	224.2	228.6	221.1	220.6

Net Realized Investment Gain (Loss)	8.1	11.0	28.4	11.0	5.3	(20.5)	(2.7)	(26.6)	0.8
Tax Expense (Benefit) on Net Realized Investment Gain (Loss)	3.4	3.8	10.1	3.7	1.5	(6.9)	(0.2)	(9.3)	(2.9)
Loss from Guaranty Fund Assessment	—	(20.6)	—	—	—	—	—	—	—
Tax Benefit on Loss from Guaranty Fund Assessment	—	(7.2)	—	—	—	—	—	—	—

Net Income	$245.1	$229.9	$248.0	$236.0	$236.8	$210.6	$226.1	$203.8	$224.3

Net Income Per Common Share - Assuming Dilution	$1.07	$1.00	$1.07	$1.01	$1.00	$0.88	$0.93	$0.83	$0.90

8. 1

Unum Group Financial Results for Unum US Segment

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2017	6/30/2016	6/30/2017	6/30/2016	12/31/2016	12/31/2015
Operating Revenue
Premium Income	$1,357.7	$1,299.4	$2,718.1	$2,600.7	$5,240.9	$4,960.0
Net Investment Income	205.6	207.7	408.1	415.1	828.7	865.3
Other Income	30.1	27.9	58.8	56.9	113.3	119.2
Total	1,593.4	1,535.0	3,185.0	3,072.7	6,182.9	5,944.5

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	915.7	898.4	1,839.1	1,800.6	3,624.3	3,476.7
Commissions	144.7	145.4	297.9	294.4	580.4	562.2
Deferral of Acquisition Costs	(78.5)	(78.7)	(165.8)	(163.6)	(314.1)	(307.3)
Amortization of Deferred Acquisition Costs	79.6	71.2	163.1	149.7	275.2	272.3
Other Expenses	284.1	271.5	563.8	548.5	1,102.9	1,090.6
Total	1,345.6	1,307.8	2,698.1	2,629.6	5,268.7	5,094.5

Operating Income	$247.8	$227.2	$486.9	$443.1	$914.2	$850.0

Operating Ratios (% of Premium Income):
Benefit Ratio	67.4%	69.1%	67.7%	69.2%	69.2%	70.1%
Other Expense Ratio	20.9%	20.9%	20.7%	21.1%	21.0%	22.0%
Operating Income Ratio	18.3%	17.5%	17.9%	17.0%	17.4%	17.1%

Unum Group Financial Results for Unum US Group Disability

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2017	6/30/2016	6/30/2017	6/30/2016	12/31/2016	12/31/2015
Operating Revenue
Premium Income
Group Long-term Disability	$437.7	$432.9	$872.1	$863.5	$1,726.6	$1,644.7
Group Short-term Disability	158.3	156.2	316.2	313.7	626.1	607.4
Total Premium Income	596.0	589.1	1,188.3	1,177.2	2,352.7	2,252.1
Net Investment Income	118.1	119.8	233.6	240.6	479.5	496.5
Other Income	25.6	22.5	49.6	45.4	91.1	92.9
Total	739.7	731.4	1,471.5	1,463.2	2,923.3	2,841.5

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	455.9	471.2	909.7	945.5	1,863.8	1,834.0
Commissions	44.9	44.9	91.3	90.1	178.2	172.2
Deferral of Acquisition Costs	(11.4)	(11.3)	(23.4)	(23.7)	(46.4)	(43.2)
Amortization of Deferred Acquisition Costs	9.9	8.9	19.9	18.0	35.9	33.7
Other Expenses	148.0	143.3	292.9	288.5	572.1	572.4
Total	647.3	657.0	1,290.4	1,318.4	2,603.6	2,569.1

Operating Income	$92.4	$74.4	$181.1	$144.8	$319.7	$272.4

Operating Ratios (% of Premium Income):
Benefit Ratio	76.5%	80.0%	76.6%	80.3%	79.2%	81.4%
Other Expense Ratio	24.8%	24.3%	24.6%	24.5%	24.3%	25.4%
Operating Income Ratio	15.5%	12.6%	15.2%	12.3%	13.6%	12.1%

Persistency:
Group Long-term Disability			89.3%	90.3%	91.0%	92.1%
Group Short-term Disability			85.7%	87.0%	87.7%	88.1%

9. 1

Unum Group Financial Results for Unum US Group Life and Accidental Death & Dismemberment

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2017	6/30/2016	6/30/2017	6/30/2016	12/31/2016	12/31/2015
Operating Revenue
Premium Income
Group Life	$363.9	$348.7	$731.7	$700.2	$1,410.0	$1,347.4
Accidental Death & Dismemberment	36.7	34.9	73.3	69.5	140.3	131.7
Total Premium Income	400.6	383.6	805.0	769.7	1,550.3	1,479.1
Net Investment Income	27.8	28.9	55.4	57.4	113.4	135.1
Other Income	1.2	1.2	2.2	2.2	4.5	2.1
Total	429.6	413.7	862.6	829.3	1,668.2	1,616.3

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	282.8	274.4	573.5	550.3	1,112.6	1,061.6
Commissions	32.1	31.0	64.7	63.3	126.8	121.2
Deferral of Acquisition Costs	(8.8)	(8.7)	(18.1)	(18.5)	(35.7)	(33.3)
Amortization of Deferred Acquisition Costs	8.0	7.2	16.0	14.7	29.2	26.2
Other Expenses	54.6	52.9	109.6	107.2	213.5	215.7
Total	368.7	356.8	745.7	717.0	1,446.4	1,391.4

Operating Income	$60.9	$56.9	$116.9	$112.3	$221.8	$224.9

Operating Ratios (% of Premium Income):
Benefit Ratio	70.6%	71.5%	71.2%	71.5%	71.8%	71.8%
Other Expense Ratio	13.6%	13.8%	13.6%	13.9%	13.8%	14.6%
Operating Income Ratio	15.2%	14.8%	14.5%	14.6%	14.3%	15.2%

Persistency:
Group Life			87.7%	90.0%	90.7%	89.2%
Accidental Death & Dismemberment			87.3%	89.4%	90.3%	89.8%

9. 2

Unum Group Financial Results for Unum US Supplemental and Voluntary

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2017	6/30/2016	6/30/2017	6/30/2016	12/31/2016	12/31/2015
Operating Revenue
Premium Income
Individual Disability	$106.7	$124.9	$213.7	$248.8	$480.3	$478.9
Voluntary Benefits	213.2	201.8	428.4	405.0	796.5	749.9
Dental and Vision	41.2	—	82.7	—	61.1	—
Total Premium Income	361.1	326.7	724.8	653.8	1,337.9	1,228.8
Net Investment Income	59.7	59.0	119.1	117.1	235.8	233.7
Other Income	3.3	4.2	7.0	9.3	17.7	24.2
Total	424.1	389.9	850.9	780.2	1,591.4	1,486.7

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	177.0	152.8	355.9	304.8	647.9	581.1
Commissions	67.7	69.5	141.9	141.0	275.4	268.8
Deferral of Acquisition Costs	(58.3)	(58.7)	(124.3)	(121.4)	(232.0)	(230.8)
Amortization of Deferred Acquisition Costs	61.7	55.1	127.2	117.0	210.1	212.4
Other Expenses	81.5	75.3	161.3	152.8	317.3	302.5
Total	329.6	294.0	662.0	594.2	1,218.7	1,134.0

Operating Income	$94.5	$95.9	$188.9	$186.0	$372.7	$352.7

Operating Ratios (% of Premium Income):
Benefit Ratios:
Individual Disability	51.2%	53.8%	52.9%	52.4%	52.9%	51.8%
Voluntary Benefits	43.4%	42.4%	42.8%	43.1%	44.3%	44.4%
Dental and Vision	72.3%	—%	71.9%	—%	66.6%	—%
Other Expense Ratio	22.6%	23.0%	22.3%	23.4%	23.7%	24.6%
Operating Income Ratio	26.2%	29.4%	26.1%	28.4%	27.9%	28.7%

Persistency:
Individual Disability			91.0%	91.3%	91.1%	90.3%
Voluntary Benefits			76.2%	76.7%	76.9%	75.9%
Dental and Vision			82.0%	—%	84.6%	—%

9. 3

Unum Group Financial Results for Unum UK Segment

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2017	6/30/2016	6/30/2017	6/30/2016	12/31/2016	12/31/2015
Operating Revenue
Premium Income
Group Long-term Disability	$83.8	$95.5	$164.6	$188.6	$355.2	$397.4
Group Life	25.4	27.3	50.2	56.0	105.7	121.5
Supplemental	17.6	18.0	33.3	35.5	68.4	57.3
Total Premium Income	126.8	140.8	248.1	280.1	529.3	576.2
Net Investment Income	33.2	34.0	59.8	60.8	118.1	124.9
Other Income	—	0.2	—	0.2	0.2	—
Total	160.0	175.0	307.9	341.1	647.6	701.1

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	95.8	98.8	182.5	193.5	367.4	394.8
Commissions	9.0	9.7	17.8	18.7	38.9	41.8
Deferral of Acquisition Costs	(2.0)	(2.0)	(3.8)	(4.0)	(8.2)	(9.6)
Amortization of Deferred Acquisition Costs	2.3	2.4	4.5	5.1	9.7	11.3
Other Expenses	26.0	29.2	51.4	57.3	111.2	122.2
Total	131.1	138.1	252.4	270.6	519.0	560.5

Operating Income	$28.9	$36.9	$55.5	$70.5	$128.6	$140.6

Unum Group Financial Results for Unum UK Segment - Continued

	Three Months Ended		Six Months Ended		Year Ended
(in millions of pounds, except exchange rate)	6/30/2017	6/30/2016	6/30/2017	6/30/2016	12/31/2016	12/31/2015
Operating Revenue
Premium Income
Group Long-term Disability	£65.5	£66.6	£130.7	£131.6	£262.0	£259.9
Group Life	19.9	18.9	39.9	39.0	78.0	79.5
Supplemental	13.7	12.6	26.4	24.8	50.5	37.5
Total Premium Income	99.1	98.1	197.0	195.4	390.5	376.9
Net Investment Income	26.0	23.7	47.4	42.4	87.3	81.6
Other Income	—	0.1	—	0.1	0.1	—
Total	125.1	121.9	244.4	237.9	477.9	458.5

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	74.9	68.8	144.8	134.9	270.9	258.1
Commissions	7.1	6.8	14.2	13.0	28.9	27.4
Deferral of Acquisition Costs	(1.6)	(1.4)	(3.0)	(2.8)	(6.1)	(6.3)
Amortization of Deferred Acquisition Costs	1.8	1.7	3.5	3.6	7.2	7.4
Other Expenses	20.3	20.3	40.9	40.0	82.2	79.9
Total	102.5	96.2	200.4	188.7	383.1	366.5

Operating Income	£22.6	£25.7	£44.0	£49.2	£94.8	£92.0

Weighted Average Pound/Dollar Exchange Rate	1.279	1.436	1.261	1.433	1.357	1.528

Operating Ratios (% of Premium Income):
Benefit Ratio	75.6%	70.1%	73.5%	69.0%	69.4%	68.5%
Other Expense Ratio	20.5%	20.7%	20.8%	20.5%	21.0%	21.2%
Operating Income Ratio	22.8%	26.2%	22.3%	25.2%	24.3%	24.4%

Persistency:
Group Long-term Disability			86.4%	87.8%	89.5%	89.2%
Group Life			80.8%	78.8%	81.3%	80.0%
Supplemental			91.3%	89.4%	89.9%	87.7%

10. 1

Unum Group Financial Results for Colonial Life Segment

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2017	6/30/2016	6/30/2017	6/30/2016	12/31/2016	12/31/2015
Operating Revenue
Premium Income
Accident, Sickness, and Disability	$220.1	$205.9	$439.2	$411.5	$830.0	$789.0
Life	75.0	67.7	149.2	135.4	273.8	252.4
Cancer and Critical Illness	81.2	77.8	162.2	155.7	313.3	297.2
Total Premium Income	376.3	351.4	750.6	702.6	1,417.1	1,338.6
Net Investment Income	36.7	35.6	71.8	69.6	141.5	145.4
Other Income	0.2	0.3	0.5	0.6	1.2	0.1
Total	413.2	387.3	822.9	772.8	1,559.8	1,484.1

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	192.9	179.7	383.1	358.6	726.4	683.0
Commissions	85.2	76.8	170.4	154.6	313.6	293.5
Deferral of Acquisition Costs	(72.7)	(66.0)	(145.7)	(131.6)	(270.1)	(252.8)
Amortization of Deferred Acquisition Costs	56.4	52.6	112.2	103.6	208.1	198.7
Other Expenses	69.6	66.3	138.7	132.3	267.6	252.6
Total	331.4	309.4	658.7	617.5	1,245.6	1,175.0

Operating Income	$81.8	$77.9	$164.2	$155.3	$314.2	$309.1

Operating Ratios (% of Premium Income):
Benefit Ratio	51.3%	51.1%	51.0%	51.0%	51.3%	51.0%
Other Expense Ratio	18.5%	18.9%	18.5%	18.8%	18.9%	18.9%
Operating Income Ratio	21.7%	22.2%	21.9%	22.1%	22.2%	23.1%

Persistency:
Accident, Sickness, and Disability			74.9%	74.7%	75.6%	74.8%
Life			84.5%	84.5%	85.0%	84.9%
Cancer and Critical Illness			82.2%	81.8%	82.9%	81.2%

Unum Group Financial Results for Closed Block Segment

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2017	6/30/2016	6/30/2017	6/30/2016	12/31/2016	12/31/2015
Operating Revenue
Premium Income
Individual Disability	$118.5	$130.5	$239.8	$264.1	$521.9	$572.4
Long-term Care	160.9	158.9	324.0	320.6	643.9	633.5
All Other	2.0	0.6	4.5	1.0	4.6	1.7
Total Premium Income	281.4	290.0	568.3	585.7	1,170.4	1,207.6
Net Investment Income	340.0	341.1	675.3	674.5	1,352.2	1,320.0
Other Income	20.2	21.4	41.0	43.8	86.0	89.3
Total	641.6	652.5	1,284.6	1,304.0	2,608.6	2,616.9

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	547.6	556.6	1,096.3	1,110.6	2,223.7	2,228.3
Commissions	22.4	23.1	45.4	47.2	93.8	98.8
Interest and Debt Expense	1.7	1.7	3.4	3.4	6.9	6.6
Other Expenses	37.3	38.5	75.3	76.5	154.7	164.1
Total	609.0	619.9	1,220.4	1,237.7	2,479.1	2,497.8

Operating Income	$32.6	$32.6	$64.2	$66.3	$129.5	$119.1

Interest Adjusted Loss Ratios:
Individual Disability	82.3%	84.3%	83.0%	84.1%	83.6%	82.8%
Long-term Care	89.4%	92.6%	89.0%	90.7%	91.1%	87.6%

Operating Ratios (% of Premium Income):
Other Expense Ratio	13.3%	13.3%	13.3%	13.1%	13.2%	13.6%
Operating Income Ratio	11.6%	11.2%	11.3%	11.3%	11.1%	9.9%

Persistency:
Individual Disability			90.0%	90.9%	90.9%	90.9%
Long-term Care			95.3%	94.8%	94.8%	95.7%

Unum Group Financial Results for Corporate Segment

	Three Months Ended		Six Months Ended		Year Ended
	6/30/2017	6/30/2016	6/30/2017	6/30/2016	12/31/2016	12/31/2015
Operating Revenue
Net Investment Income	$5.0	$4.9	$7.9	$9.7	$18.5	$25.6
Other Income	0.7	1.3	1.1	1.6	4.9	2.9
Total	5.7	6.2	9.0	11.3	23.4	28.5

Interest and Other Expenses*	43.3	45.9	107.0	86.9	186.4	165.2

Operating Loss Including Loss from Guaranty Fund Assessment	(37.6)	(39.7)	(98.0)	(75.6)	(163.0)	(136.7)
Loss from Guaranty Fund Assessment	—	—	20.6	—	—	—
Operating Loss	$(37.6)	$(39.7)	$(77.4)	$(75.6)	$(163.0)	$(136.7)

* We previously excluded the amortization of prior period actuarial gains or losses, a component of the net periodic benefit cost for our pension and other postretirement benefit plans, from the results of our Corporate segment. Effective January 1, 2017, the amortization of prior period actuarial gains or losses is now reported in our Corporate segment as a component of "interest and other expenses" in the above chart. Amounts for periods prior to January, 1, 2017 have been adjusted to conform to current year reporting.

Unum Group Reserves

	June 30, 2017
	Gross						Total
	Policy		Claim Reserves				Reinsurance	Total
	Reserves	%	Incurred	IBNR	%	Total	Ceded	Net
Group Disability	$—	—	$6,091.5	$632.4	29.0%	$6,723.9	$73.1	$6,650.8
Group Life and Accidental Death & Dismemberment	64.1	0.3	711.9	195.4	3.9	971.4	4.9	966.5
Individual Disability	539.7	2.9	1,317.1	135.2	6.2	1,992.0	201.5	1,790.5
Voluntary Benefits	1,522.5	8.2	46.3	54.5	0.4	1,623.3	27.4	1,595.9
Dental and Vision	—	—	2.6	9.6	0.1	12.2	0.2	12.0
Unum US Segment	2,126.3	11.4	8,169.4	1,027.1	39.6	11,322.8	307.1	11,015.7

Unum UK Segment	18.6	0.1	1,836.1	106.6	8.4	1,961.3	85.9	1,875.4

Colonial Life Segment	1,923.9	10.4	281.0	130.3	1.8	2,335.2	8.4	2,326.8

Individual Disability	461.1	2.5	9,546.5	233.9	42.1	10,241.5	1,603.9	8,637.6
Long-term Care	8,148.5	44.0	1,430.2	143.0	6.8	9,721.7	41.0	9,680.7
Other	5,852.4	31.6	178.7	126.8	1.3	6,157.9	5,024.6	1,133.3
Closed Block Segment	14,462.0	78.1	11,155.4	503.7	50.2	26,121.1	6,669.5	19,451.6

Subtotal	$18,530.8	100.0%	$21,441.9	$1,767.7	100.0%	41,740.4	7,070.9	34,669.5

Adjustment Related to Unrealized Investment Gains and Losses						4,948.2	360.7	4,587.5

Consolidated						$46,688.6	$7,431.6	$39,257.0

The adjustment related to unrealized investment gains and losses reflects the changes that would be necessary to policyholder liabilities if the unrealized investment gains and losses related to the corresponding available-for-sale securities had been realized. Changes in this adjustment are primarily due to movements in the U.S. Treasury rates and credit spreads.

Unum Group Reserves

	December 31, 2016
	Gross						Total Reinsurance Ceded
	Policy Reserves		Claim Reserves					Total Net
		%	Incurred	IBNR	%	Total
Group Disability	$—	—%	$6,201.0	$608.6	29.3%	$6,809.6	$74.3	$6,735.3
Group Life and Accidental Death & Dismemberment	65.4	0.3	704.8	192.6	3.9	962.8	4.1	958.7
Individual Disability	544.6	3.0	1,298.5	130.6	6.1	1,973.7	201.0	1,772.7
Voluntary Benefits	1,492.7	8.2	45.5	50.6	0.4	1,588.8	27.7	1,561.1
Dental and Vision	—	—	3.9	8.1	0.1	12.0	0.2	11.8
Unum US Segment	2,102.7	11.5%	8,253.7	990.5	39.8%	11,346.9	307.3	11,039.6

Unum UK Segment	18.2	0.1	1,714.2	113.3	7.9	1,845.7	81.8	1,763.9

Colonial Life Segment	1,871.0	10.3	277.8	132.0	1.8	2,280.8	7.9	2,272.9

Individual Disability	513.6	2.8	9,696.4	251.6	42.8	10,461.6	1,601.2	8,860.4
Long-term Care	7,898.4	43.3	1,360.4	136.6	6.4	9,395.4	41.8	9,353.6
Other	5,848.3	32.0	189.8	132.1	1.3	6,170.2	5,030.6	1,139.6
Closed Block Segment	14,260.3	78.1	11,246.6	520.3	50.5	26,027.2	6,673.6	19,353.6

Subtotal	$18,252.2	100.0%	$21,492.3	$1,756.1	100.0%	41,500.6	7,070.6	34,430.0

Adjustment Related to Unrealized Investment Gains and Losses						4,253.2	321.3	3,931.9

Consolidated						$45,753.8	$7,391.9	$38,361.9

14. 1

Unum Group Investments

	6/30/2017			6/30/2017	12/31/2016
Fixed Maturity Securities (Fair Value)
Public	$29,631.6	65.6%	Selected Statistics
Asset-Backed Securities	83.7	0.2	Earned Book Yield	5.24%	5.30%
Residential Mortgage-Backed Securities (1)	1,890.1	4.2	Average Duration (in years)	7.63	7.59
Commercial Mortgage-Backed Securities	128.7	0.3
Private Placements	5,379.6	11.9
High Yield	3,340.4	7.4
Government Securities	2,370.0	5.3
Municipal Securities (2)	2,252.4	5.0
Redeemable Preferred Stocks	42.1	0.1
Total	$45,118.6	100.0%

	Amortized Cost	Fair Value
Quality Ratings of Fixed Maturity Securities			Schedule BA and Non-Current
Aaa	8.4%	8.1%	Total Non-Current Investments	$42.1	$41.9
Aa	7.8	8.3	Total Schedule BA Assets	$543.3	$510.3
A	28.1	29.3
Baa	47.5	46.9
Below Baa	8.2	7.4
Total	100.0%	100.0%

(1) Includes $12.2 million of high yield mortgage-backed securities.
(2) Includes $1.5 million of high yield taxable municipal securities.

Unum Group Investments at June 30, 2017

Fixed Maturity Securities - By Industry Classification - Unrealized Gain
Classification	Fair Value	Net Unrealized Gain	Fair Value of Fixed Maturity Securities with Gross Unrealized Loss	Gross Unrealized Loss	Fair Value of Fixed Maturity Securities with Gross Unrealized Gain	Gross Unrealized Gain
Basic Industry	$2,590.4	$265.8	$238.9	$5.2	$2,351.5	$271.0
Capital Goods	4,316.8	527.8	199.0	4.5	4,117.8	532.3
Communications	3,130.8	427.9	182.6	23.0	2,948.2	450.9
Consumer Cyclical	1,373.4	144.6	55.8	2.2	1,317.6	146.8
Consumer Non-Cyclical	6,799.0	766.8	554.4	21.4	6,244.6	788.2
Energy	4,968.2	560.3	495.1	38.4	4,473.1	598.7
Financial Institutions	3,352.9	326.6	200.5	2.2	3,152.4	328.8
Mortgage/Asset-Backed	2,102.5	117.6	459.1	6.2	1,643.4	123.8
Sovereigns	934.0	193.6	—	—	934.0	193.6
Technology	1,717.3	121.1	69.4	1.1	1,647.9	122.2
Transportation	1,932.5	268.4	130.6	1.7	1,801.9	270.1
U.S. Government Agencies and Municipalities	3,688.4	535.7	225.3	4.5	3,463.1	540.2
Public Utilities	8,212.4	1,236.0	252.1	9.3	7,960.3	1,245.3
Total	$45,118.6	$5,492.2	$3,062.8	$119.7	$42,055.8	$5,611.9

Gross Unrealized Loss on Fixed Maturity Securities By Length of Time in Unrealized Loss Position
	Investment-Grade			Below-Investment-Grade
Category	Fair Value	Gross Unrealized Loss		Fair Value	Gross Unrealized Loss
Less than 91 days	$511.2	$4.5		$98.2	$1.1
91 through 180 days	55.9	1.3		107.7	3.5
181 through 270 days	1,435.1	31.7		52.2	1.9
271 days to 1 year	127.9	5.9		0.3	—
Greater than 1 year	191.9	7.8		482.4	62.0
Total	$2,322.0	$51.2		$740.8	$68.5

15. 1

Appendix to Statistical Supplement

2017 Significant Item

•	First quarter of 2017 loss from a guaranty fund assessment of $20.6 million before tax and $13.4 million after tax.

2016 Significant Item

•
In August 2016, we acquired 100 percent of the shares and voting interests in H&J Capital, L.L.C., parent of Starmount Life Insurance Company and AlwaysCare Benefits (which collectively we refer to as Starmount) for a total cash purchase price of $140.3 million, plus contingent cash consideration of $10.0 million. Starmount Life Insurance Company is an independent provider of dental and vision insurance in the U.S. workplace, and AlwaysCare Benefits is a nationally licensed, third-party administrator. Starmount's dental and vision products and new dental and vision products to be marketed by Unum US are reported in our Unum US segment within our supplemental and voluntary product lines. Colonial Life dental and vision products are expected to be introduced in 2018. This acquisition, the results of which are included in our consolidated financial statements for the period subsequent to the date of acquisition, did not have a material impact on revenue, operating results, or sales during 2016.

2015 Significant Item

•
In September 2015, we acquired 100 percent of the common shares and voting interests in National Dental Plan Limited and associated companies (National Dental) for a total cash purchase price of £35.9 million or $54.3 million. National Dental, a provider of dental insurance in the U.K. workplace, is reported in our Unum UK segment as part of our supplemental product line. This acquisition, the results of which are included in our consolidated financial statements for the period subsequent to the date of acquisition, did not have a material impact on revenue or results of operations during 2015.

16

Appendix to Statistical Supplement - Continued

Non-GAAP Financial Measures

We analyze our performance using non-GAAP financial measures which exclude or include amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. We believe the following non-GAAP financial measures are better performance measures and better indicators of the revenue and profitability and underlying trends in our business:

•	Consolidated operating revenue, which excludes realized investment gains or losses;

•	After-tax operating income or loss, which excludes realized investment gains or losses and certain other items, as applicable;

•	Operating return on equity, which is calculated using after-tax operating income or loss and excludes from equity the unrealized gain or loss on securities and net gain on cash flow hedges;

•	Leverage ratio, which excludes the unrealized gain or loss on securities and net gain on cash flow hedges, and the non-recourse debt and associated capital of Northwind Holdings, LLC;

•	Book value per common share, which is calculated excluding accumulated other comprehensive income (AOCI); and

•
Premium income from our core operating segments, adjusted for the foreign exchange rate variability and premium income ceded in the individual disability reinsurance agreement entered into in the fourth quarter of 2016.

Realized investment gains or losses and unrealized gains or losses on securities and net gains on cash flow hedges depend on market conditions and do not necessarily relate to decisions regarding the underlying business of our Company. Leverage ratio and book value per common share excluding certain components of AOCI, certain of which tend to fluctuate depending on market conditions and general economic trends, are important measures. We also exclude certain other items from our discussion of financial ratios and metrics in order to enhance the understanding and comparability of our operational performance and the underlying fundamentals, but this exclusion is not an indication that similar items may not recur and does not replace the comparable GAAP measures in the determination of overall profitability.

Information reconciling the Company’s outlook on after-tax operating income growth per share to the comparable GAAP financial measure is not provided. The only amounts excluded from after-tax operating income are those described in this Appendix to Statistical Supplement. The Company is unable to predict with reasonable certainty realized investment gains and losses, which are affected by overall market conditions and also by factors such as an economic or political change in the country of the issuer, a regulatory change pertaining to the issuer’s industry, a significant improvement or deterioration in the cash flows of the issuer, unforeseen accounting irregularities or fraud committed by an issuer, movement in credit spreads, ratings upgrades or downgrades, a change in the issuer’s marketplace or business prospects, or any other event that significantly affects the issuers of the fixed maturity securities which the Company holds in its investment portfolio. For a reconciliation of the most directly comparable GAAP measures to these non-GAAP financial measures, refer to the "Reconciliation of Non-GAAP Financial Measures" beginning on page 16.2, other than book value per common share, which is presented on page 2.

16. 1

Reconciliation of Non-GAAP Financial Measures

	Three Months Ended
	June 30	March 31	December 31	September 30	June 30	March 31	December 31	September 30	June 30
	2017		2016				2015
Total Revenue	$2,822.0	$2,806.5	$2,796.5	$2,763.3	$2,761.3	$2,725.4	$2,722.4	$2,657.8	$2,703.7
Excluding:
Net Realized Investment Gain (Loss)	8.1	11.0	28.4	11.0	5.3	(20.5)	(2.7)	(26.6)	0.8
Operating Revenue	$2,813.9	$2,795.5	$2,768.1	$2,752.3	$2,756.0	$2,745.9	$2,725.1	$2,684.4	$2,702.9

			Annualized
	After-Tax	Average	Operating
	Operating	Allocated	Return
	Income (Loss)	Equity(1)	On Equity
Three Months Ended June 30, 2017
Unum US	$161.9	$4,075.9	15.9%
Unum UK	23.0	592.8	15.5%
Colonial Life	53.4	1,237.6	17.3%
Core Operating Segments	238.3	5,906.3	16.1%
Closed Block	22.0	3,183.0
Corporate	(19.9)	(708.5)
Total	$240.4	$8,380.8	11.5%

Three Months Ended June 30, 2016
Unum US	$148.5	$3,945.8	15.1%
Unum UK	32.3	616.8	20.9%
Colonial Life	50.9	1,167.2	17.4%
Core Operating Segments	231.7	5,729.8	16.2%
Closed Block	21.8	2,998.2
Corporate	(20.5)	(586.8)
Total	$233.0	$8,141.2	11.5%

(1) Excludes net unrealized gain on securities and net gain on cash flow hedges and is calculated using the stockholders' equity balances presented on page 16.4.

16. 2

Reconciliation of Non-GAAP Financial Measures - Continued

			Annualized
	After-Tax	Average	Operating
	Operating	Allocated	Return
	Income (Loss)	Equity(1)	On Equity
Six Months Ended June 30, 2017
Unum US	$318.1	$4,078.0	15.6%
Unum UK	45.7	588.7	15.5%
Colonial Life	107.1	1,233.2	17.4%
Core Operating Segments	470.9	5,899.9	16.0%
Closed Block	43.3	3,195.7
Corporate	(37.7)	(768.7)
Total	$476.5	$8,326.9	11.4%

Six Months Ended June 30, 2016
Unum US	$289.7	$3,937.9	14.7%
Unum UK	60.8	621.5	19.6%
Colonial Life	101.3	1,148.5	17.6%
Core Operating Segments	451.8	5,707.9	15.8%
Closed Block	44.4	2,992.3
Corporate	(39.0)	(583.2)
Total	$457.2	$8,117.0	11.3%

(1) Excludes net unrealized gain on securities and net gain on cash flow hedges and is calculated using the stockholders' equity balances presented on page 16.4.

16. 3

Reconciliation of Non-GAAP Financial Measures - Continued

	After-Tax	Average	Operating
	Operating	Allocated	Return
	Income (Loss)	Equity(2)	On Equity
Year Ended December 31, 2016
Unum US	$598.3	$3,992.2	15.0%
Unum UK	113.8	610.6	18.6%
Colonial Life	204.9	1,173.9	17.4%
Core Operating Segments	917.0	5,776.7	15.9%
Closed Block	87.0	3,055.1
Corporate	(88.4)	(691.0)
Total	$915.6	$8,140.8	11.2%

Year Ended December 31, 2015
Unum US	$557.5	$4,197.8	13.3%
Unum UK	116.9	650.6	18.0%
Colonial Life	201.1	1,209.4	16.6%
Core Operating Segments	875.5	6,057.8	14.5%
Closed Block	79.0	2,989.2
Corporate	(61.3)	(1,085.9)
Total	$893.2	$7,961.1	11.2%

(2) Excludes net unrealized gain on securities and net gain on cash flow hedges and is calculated using the stockholders' equity balances presented below.

Average allocated equity is computed as follows:

	6/30/2017	3/31/2017	12/31/2016	6/30/2016	3/31/2016	12/31/2015	12/31/2014
Total Stockholders' Equity, As Reported	$9,316.6	$9,107.4	$8,968.0	$9,157.0	$8,920.3	$8,663.9	$8,521.9
Excluding:
Net Unrealized Gain on Securities	558.2	483.0	440.6	661.1	438.4	204.3	290.3
Net Gain on Cash Flow Hedges	304.5	316.8	327.5	343.6	351.8	378.0	391.0
Total Stockholders' Equity, as Adjusted	$8,453.9	$8,307.6	$8,199.9	$8,152.3	$8,130.1	$8,081.6	$7,840.6

	Three Months Ended	Six Months Ended	Twelve Months Ended	Three Months Ended	Six Months Ended	Twelve Months Ended
	6/30/2017		12/31/2016	6/30/2016		12/31/2015
Average Stockholders' Equity Excluding Net Unrealized Gain on Securities and Net Gain on Cash Flow Hedges	$8,380.8	$8,326.9	$8,140.8	$8,141.2	$8,117.0	$7,961.1

16. 4

Reconciliation of Non-GAAP Financial Measures - Continued

	Three Months Ended June 30				Six Months Ended June 30
	2017		2016		2017		2016
	(in millions)	per share *	(in millions)	per share *	(in millions)	per share *	(in millions)	per share *
Net Income	$245.1	$1.07	$236.8	$1.00	$475.0	$2.07	$447.4	$1.87
Excluding:
Net Realized Investment Gain (Loss) (net of tax expense (benefit) of $3.4; $1.5; $7.2; $(5.4))	4.7	0.02	3.8	0.02	11.9	0.05	(9.8)	(0.05)
Loss from Guaranty Fund Assessment (net of tax benefit of $-; $-; $7.2; $-)	—	—	—	—	(13.4)	(0.06)	—	—
After-tax Operating Income	$240.4	$1.05	$233.0	$0.98	$476.5	$2.08	$457.2	$1.92

	Year Ended December 31
	2016		2015
	(in millions)	per share *	(in millions)	per share *
Net Income	$931.4	$3.95	$867.1	$3.50
Excluding:
Net Realized Investment Gain (Loss) (net of tax expense (benefit) of $8.4; $(17.7))	15.8	0.07	(26.1)	(0.11)
After-tax Operating Income	$915.6	$3.88	$893.2	$3.61

* Assuming Dilution

	June 30		December 31
	2017	2016	2016	2015
Debt, As Reported	$2,968.4	$3,393.3	$2,999.4	$2,801.4
Excluding:
Non-recourse Debt	225.5	294.5	255.0	324.0
Debt, As Adjusted	$2,742.9	$3,098.8	$2,744.4	$2,477.4

Total Stockholders' Equity, As Reported	$9,316.6	$9,157.0	$8,968.0	$8,663.9
Excluding:
Net Unrealized Gain on Securities and Net Gain on Cash Flow Hedges	862.7	1,004.7	768.1	582.3
Northwind Capital	870.3	859.2	862.6	844.6
Equity, As Adjusted	7,583.6	7,293.1	7,337.3	7,237.0
Debt, As Adjusted	2,742.9	3,098.8	2,744.4	2,477.4
Total Capital, As Adjusted	$10,326.5	$10,391.9	$10,081.7	$9,714.4

Leverage Ratio	26.6%	29.8%	27.2%	25.5%

16. 5

Reconciliation of Non-GAAP Financial Measures - Continued

	Three months ended June 30
	2017	2016	% Change
Premium Income
Unum US	$1,357.7	$1,299.4	4.5%
Unum UK	126.8	140.8	(9.9)
Colonial Life	376.3	351.4	7.1
Premium Income from Core Operating Segments, As Reported	1,860.8	1,791.6	3.9
Excluding:
Translation of Unum UK Premium Income at Prior Period Weighted Average Pound/Dollar Exchange Rate of 1.436	15.5	—	—
Premium Income Ceded in Individual Disability Reinsurance Agreement	23.7	—	—
Premium Income from Core Operating Segments, As Adjusted	$1,900.0	$1,791.6	6.1%

16. 6